SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                              FORM 8-K


                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES AND EXCHANGE ACT OF 1934




  DATE OF REPORT                            December 11, 2001



                    Rhino Enterprises Group, Inc.,
                        A Nevada Corporation


            Nevada                            88-0333844
  (State or other jurisdiction of           (I.R.S. Employer
  Incorporation or organization)          identification No.)


                     1620 Rafe Street, Suite 114
                         Carrollton, TX 75006
                          (469) 574-2200









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
  Effective December 10, 2001, Rhino Enterprises Group, Inc. (OTCBB: RHNO), elected Joe H. Glover as Chairman of the Board of Directors. Robert Moehler, former Chairman, remains President and member of the Board of Directors.

  Also, effective December 10, 2001, the Company acquired the exclusive rights under a license agreement with Hart-Prince Group, Inc., a private concern, to publish and distribute current and future versions of the Rhino Press Publications ARhinoceros Success, Rhinoceros Relativity and Advanced Rhinocerology@.


                            SIGNATURES

       In accordance with the requirements of the Exchange
  Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              Rhino Enterprises Group, Inc.
                              (Registrant)

  Date: December 11, 2001      By:/S/ DANIEL H. WEAVER
                              -------------------------------
                              Daniel H. Weaver
                              Chief Financial Officer and
                              duly authorized officer